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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest reported) January 31, 2005

                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)


           FLORIDA                    0000-27347                 58-2534003
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      (State or other               (Commission               (IRS Employer
jurisdiction of incorporation       File Number)            Identification No.)

9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (941) 366-4788


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On January 31, 2005, the Board of Directors issued 215,000 shares of its unregistered restricted common stock to Adam Rubenstein in payment for certain debts owed to Mr. Rubenstein for past services rendered. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On January 31, 2005, the Board of Directors issued 215,000 shares of its unregistered restricted common stock to Matthew Wittenstein in payment for certain debts owed to Mr. Wittenstein for past services rendered. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On January 31, 2005, the Board of Directors issued 215,000 shares of its unregistered restricted common stock to Edward Zborowski in payment for certain debts owed to Mr. Zborowski for past services rendered. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On January 31, 2005, the Board of Directors issued 215,000 shares of its unregistered restricted common stock to Martin Beauchamp in payment for certain debts owed to Mr. Beauchamp for past services rendered. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On January 31, 2005, the Board of Directors issued 215,000 shares of its unregistered restricted common stock to Craig McMillon in payment for certain debts owed to Mr. McMillon for past services rendered. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On January 31, 2005, the Board of Directors issued 215,000 shares of its unregistered restricted common stock to Anna Carolina Avila in payment for certain debts owed to Ms. Avila for past services rendered. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

Each of the above individuals has agreed to accept the shares as full compensation for debts due and has been given an opportunity to examine and judge the risks of acceptance of the shares for compensation due.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.Date: February 3, 2005


February 3, 2005                             BENTLEY COMMERCE CORP.

                                             By: /s/ Bruce Kamm
                                                 -------------------------------
                                                 Name: Bruce Kamm
                                                 Title: CEO


                                             By: /s/ Robert Schumacher
                                                 -------------------------------
                                                 Name: Robert Schumacher
                                                 Title: COO